LVIP Goldman Sachs Income Builder Fund
(Standard and Service Class)
Summary Prospectus	May 1, 2016

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462). The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2016, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP Goldman Sachs Income Builder Fund (the “Fund”) is to seek a balance of current income and capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.64%	0.64%
Total Annual Fund Operating Expenses	1.29%	1.54%
Less Expense Reimbursement[1]	(0.54%)	(0.54%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.75%	1.00%
[1] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.75% of the Fund’s average daily net assets for the Standard Class (and 1.00% for the Service Class). The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 77	$356	$656	$1,509
Service Class	$102	$433	$788	$1,789
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.
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Principal Investment Strategies
The Fund seeks to provide income through investments in fixed income securities (bonds) and high dividend paying equities, preferred equities and other similar securities (stocks). The Fund seeks to achieve capital appreciation primarily through equity securities. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the sub-adviser evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. The Fund has a baseline allocation to fixed income securities of 50% and to equity securities of 50%. In seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below the baseline allocation, measured at the time of investment.
Equity Investments
The Fund may invest up to 65% of its total assets measured at the time of purchase in equity investments, which include, among others, U.S. common stocks, preferred stocks and American Depositary Receipts (“ADRs”) of U.S. and foreign issuers (including issuers in countries with emerging markets or economies (“emerging countries”)), as well as master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”). With respect to the equity portion of the Fund’s portfolio, the sub-adviser employs a value investment philosophy and seeks to identify quality businesses selling at compelling valuations. The sub-adviser expects that equity investments will be weighted in favor of companies which pay dividends or other current income. While the Fund may invest in companies of any market capitalization, the sub-adviser will typically favor equity securities of large-cap companies that are, at the time of investment, within the range of the market capitalization of the Russell 1000® Value Index.
Fixed Income Investments
The Fund may invest up to 65% of its total assets measured at the time of purchase in fixed income investments. The Fund’s fixed income investments may include, among others:
•	Securities issued by corporations, banks and other issuers, including non-investment grade securities
•	Securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”)
•	Securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities and foreign corporations or other entities.
The Fund may also seek to obtain exposure to these investments through investments in affiliated or unaffiliated investment companies, including ETFs. The Fund’s investments in foreign fixed income securities may include securities of foreign issuers (including issuers in emerging countries) and securities denominated in a currency other than the U.S. dollar.
The Fund may invest in both non-investment grade and investment grade fixed income securities. Non-investment grade fixed income securities (commonly known as “junk bonds”) are those which are rated BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”), or Moody’s Investors Service, Inc. (“Moody’s”), or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, determined by the sub-adviser to be of comparable credit quality), at the time of investment. Non-investment grade securities may include, among others, non-investment grade bonds, non-investment grade floating rate loans and other floating or variable rate obligations. The Fund does not maintain a fixed target duration.
Additional Information
The Fund may invest up to 50% of its net assets in non-U.S. equity and non-U.S. fixed income securities.
In addition to direct investments in equity and fixed income securities, the Fund may invest in derivatives, including credit default swaps (including credit default index swaps or “CDX”), total return swaps and futures, which can be used for both hedging purposes and to seek to increase total return. The Fund may also utilize various interest rate-related derivatives, including futures and swaps, to manage the duration of its fixed income positions. Additionally, the Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign currency derivatives, including currency futures and forward foreign currency contracts, or invest in such instruments for speculative purposes.
The sub-adviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the sub-adviser’s outlook based on subsequent events, the sub-adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes.
2	LVIP Goldman Sachs Income Builder Fund

Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Floating and Variable Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline.
In addition, floating rate securities may be rated below investment grade (such securities are commonly referred to as “junk bonds”). The floating rate corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as high yield bonds (“junk bonds”), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
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•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Master Limited Partnership Risk. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price due to regulatory changes or other reasons. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged”, which may magnify or otherwise increase investment losses.
•	Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance.
Information has also been included for the Goldman Sachs Income Builder Composite, which is an unmanaged index compiled by the Fund's adviser and is constructed as follows: 50% Barclays Capital U.S. High Yield BB-B Constrained Index and 50% Russell 1000 Value Index.  The Goldman Sachs Income Builder Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.  The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2015 at: 1.65%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (5.65%).
4	LVIP Goldman Sachs Income Builder Fund

	Average Annual Total Returns For periods ended 12/31/15
	1 year	Lifetime Since inception (5/1/14)
LVIP Goldman Sachs Income Builder Fund – Standard Class	(3.85%)	(1.86%)
LVIP Goldman Sachs Income Builder Fund – Service Class	(4.09%)	(2.10%)
Goldman Sachs Income Builder Composite (reflects no deductions for fees, expenses or taxes)	(3.22%)	0.62%
Bank of America Merrill Lynch US High Yield BB-B Constrained Index (reflects no deductions for fees, expenses or taxes)	(2.79%)	(1.80%)
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Goldman Sachs Asset Management, L.P. (“GSAM”)
Portfolio Managers
GSAM Portfolio Managers	Company Title	Experience with Fund
Ron Arons	Managing Director	Since 2014
Collin Bell	Managing Director	Since May 2016
Andrew Braun	Managing Director	Since 2014
David Beers	Vice President	Since 2014
Charles “Brook” Dane	Vice President	Since May 2016
Daniel Lochner	Managing Director	Since May 2016
Lale Topcuoglu	Managing Director	Since 2014
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
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